SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): July 14, 2003
                                                          -------------



                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)



Delaware                         0-26023                 04-3310676
---------                      -------------         -------------------
(State or other                (Commission              (IRS Employer
jurisdiction of                 File Number)          Identification No.)
incorporation)


           151 West 26th Street, 11th Floor, New York, New York      10001
 ------------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


         Registrant's telephone number, including area code: (212) 244-4307
                                                             --------------



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ITEM 5. OTHER EVENTS.

On July 14, 2003, Alloy, Inc. issued a press release to announce that it intends to offer $60 million (plus an option for up to an additional $12 million) aggregate principal amount of its Convertible Senior Subordinated Debentures due 2023 (the "Debentures"), with the Debentures to be offered pursuant to Rule 144A under the Securities Act of 1933, as amended. Other information relating to the Debentures is contained in the press release, a copy of which is attached as
Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits.

99.1     Press Release dated July 14, 2003

ITEM 9. REGULATION FD DISCLOSURE.

On July 14, 2003, Alloy, Inc. issued a press release to reaffirm its fiscal second quarter and full year earnings guidance. A copy of the press release is attached as Exhibit 99.2 hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ALLOY, INC.
                               -----------
                               (Registrant)



Date: July 14, 2003            /s/ Samuel A. Gradess
                               -------------------------------------------
                               Samuel A. Gradess, Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
--------        -----------
99.1            Press Release dated July 14, 2003


99.2            Press Release dated July 14, 2003